Long-term debt (Tables)	12 Months Ended
Dec. 31, 2020
Borrowings [abstract]
Disclosure of detailed information of long-term debt, activity [Table Text Block]

	2020	2019
	$	$
Balance - January 1	349,042	352,769
Increase in revolving credit facility	71,660	19,772
Decrease in revolving credit facility	(19,205)	(30,000)
Amortization of transaction costs	2,238	2,134
Accretion expense	4,972	4,657
Foreign exchange revaluation impact	(8,278)	(290)
Balance - December 31	400,429	349,042

Disclosure of detailed information about borrowings [Table Text Block]

	December 31,	December 31,
	2020	2019
	$	$

Convertible debentures(i),(ii)	350,000	350,000
Revolving credit facility(iii)	63,659	19,482
Long-term debt	413,659	369,482
Unamortized debt issuance costs	(4,495)	(6,733)
Unamortized accretion on convertible debentures	(8,735)	(13,707)
Long-term debt, net of issuance costs	400,429	349,042
Current portion	49,867	—
Non-current portion	350,562	349,042
	400,429	349,042

(i) Convertible debenture (2016)

In February 2016, the Company issued a senior non-guaranteed convertible debenture of $50.0 million to Investissement Québec. The convertible debenture bore interest at a rate of 4.0% per annum payable on a quarterly basis and had a five-year term maturing on February 12, 2021. The convertible debenture was repaid in full on February 12, 2021.

(ii) Convertible debentures (2017)

In November 2017, the Company closed a bought-deal offering of convertible senior unsecured debentures (the "Debentures") in an aggregate principal of $300.0 million (the "Offering"). The Offering was comprised of a public offering, by way of a short form prospectus, of $184.0 million aggregate principal amount of Debentures and a private placement offering of $116.0 million aggregate principal amount of Debentures.

The Debentures bear interest at a rate of 4.0% per annum, payable semi-annually on June 30 and December 31 of each year, commencing on June 30, 2018. The Debentures will be convertible at the holder's option into common shares of the Company at a conversion price equal to $22.89 per common share. The Debentures will mature on December 31, 2022 and may be redeemed by Osisko, in certain circumstances, on or after December 31, 2020. The Debentures are listed for trading on the TSX under the symbol "OR.DB".

(iii) Revolving credit facility

In September 2019, the Company amended its Facility increasing the amount from $350.0 million to $400.0 million, with an additional uncommitted accordion of up to $100.0 million (for a total availability of up to $500.0 million), and extended its maturity date by one year to November 14, 2023.

The uncommitted accordion is subject to standard due diligence procedures and acceptance of the lenders. The Facility is to be used for general corporate purposes and investments in the mineral industry, including the acquisition of royalty, stream and other interests. The Facility is secured by the Company's assets from the royalty, stream and other interests segment.

The Facility is subject to standby fees. Funds drawn bear interest based on the base rate, prime rate, London Inter-Bank Offer Rate ("LIBOR") or a comparable or successor rate in the event that LIBOR ceases to be available, plus an applicable margin depending on the Company's leverage ratio. As at December 31, 2020, the Facility was drawn for US$50.0 million ($63.7 million) and the effective interest rate was 2.5%, including the applicable margin. In February 2021, the Company drew an additional $50.0 million to repay the Investissement Québec convertible debenture. The Facility includes covenants that require the Company to maintain certain financial ratios, including the Company's leverage ratios and meet certain non-financial requirements.  As at December 31, 2020, all such ratios and requirements were met.